NUVEEN REAL ASSET INCOME FUND

SUPPLEMENT DATED NOVEMBER 22, 2013

TO THE PROSPECTUS DATED APRIL 30, 2013

Effective January 1, 2014, the first sentence of the section “General Information – Dividends, Distributions and Taxes” is hereby replaced with the following two sentences:

Dividends from net investment income are normally declared daily and paid monthly for Nuveen Real Asset Income Fund. Dividends from net investment income are normally declared and paid quarterly for Nuveen Real Estate Securities Fund.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-RAIP-1113P